EXHIBIT 4d.
                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (the "Amendment") is entered into as of March 19, 2001 by and among WINNEBAGO INDUSTRIES, INC., an Iowa corporation ("Borrower"), WINNEBAGO ACCEPTANCE CORPORATION, an Iowa corporation, WINNEBAGO INTERNATIONAL CORPORATION, a Virgin Islands corporation, WINNEBAGO HEALTH CARE MANAGEMENT COMPANY, an Iowa corporation and WINNEBAGO RV, INCORPORATED, a Delaware corporation (each a "Guarantor" and, together, the "Guarantors") and WELLS FARGO BANK IOWA, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

         The parties hereto have previously entered into a Credit Agreement dated as of October 19, 2000 (the "Credit Agreement") relating to a Twenty Million Dollar ($20,000,000.00) line of credit. The parties have discovered that the Credit Agreement and relating instruments or documents contain typographical errors which need to be corrected.

         THEREFORE, it is agreed as follows:

         1. Each reference in the Credit Agreement, the Line of Credit Note, any Guaranty or any other instrument of document referred to in the Credit Agreement to "Wells Fargo Bank, National Association" shall be deemed to be a reference to "Wells Fargo Bank Iowa, National Association."

         2. The reference in Section 4.9(a) to "$150,000.00" is hereby corrected to be a reference to "150,000,000.00."

         3. Borrower and Guarantors warrant and represent to the Bank that as of the date hereof there exists no default under the Credit Agreement.

         4. Except as herein modified, the Credit Agreement, the Line of Credit Note and each Guaranty remains unaltered and in full force and effect.

         5. Borrower and each Guarantor hereby acknowledges receipt of a fully executed copy of this Amendment.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS
OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

                                         WINNEBAGO INDUSTRIES, INC.


                                         By:  /s/ Edwin F. Barker
                                              -------------------------------
                                              Edwin F. Barker
                                              Vice President, CFO


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                                         WINNEBAGO ACCEPTANCE CORPORATION


                                         By:  /s/ Edwin F. Barker
                                              -------------------------------
                                              Edwin F. Barker
                                              Vice President, CFO


                                         WINNEBAGO INTERNATIONAL CORPORATION


                                         By:  /s/ Edwin F. Barker
                                              -------------------------------
                                              Edwin F. Barker
                                              Vice President, Treasurer


                                         WINNEBAGO HEALTH CARE MANAGEMENT
                                         COMPANY

                                         By:  /s/ Edwin F. Barker
                                              -------------------------------
                                              Edwin F. Barker
                                              Vice President, CFO


                                         WINNEBAGO RV, INCORPORATED


                                         By:  /s/ Edwin F. Barker
                                              -------------------------------
                                              Edwin F. Barker
                                              Vice President, CFO


                                         WELLS FARGO BANK IOWA, NATIONAL
                                         ASSOCIATION

                                         By:     /s/ Michael Wilson
                                              -------------------------------
                                                 Michael Wilson
                                                 Vice President


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